UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 19, 2020 (March 19, 2020)
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PARKER DRILLING COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(281) 406-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
On January 29, 2020, the Company filed a Form 25 to delist its shares of common stock, par value $0.01 per share, from trading on the New York Stock Exchange as of February 10, 2020 and to deregister its shares of common stock under Section 12(b) of the Act. The deregistration under Section 12(b) will be effective upon 90 days after filing the Form 25.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 19, 2020, Parker Drilling Company (the “Company”) issued a press release related to the matters herein. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

In connection with its previously announced plan to voluntarily withdraw and delist its common stock from trading on the New York Stock Exchange (which occurred on February 10, 2020, as a result of the Company filing a Form 25 on January 29, 2020) and deregister its common stock under the Exchange Act, the Company’s Board of Directors (the “Board”) determined the reverse stock split ratio to be 1-for-50 and the forward stock split ratio to be 50-for-1. These stock split ratios were within the ranges approved by the Company’s stockholders at the special meeting held on January 9, 2020. The Board also determined to abandon all other stock split ratios within the ranges approved by the Company’s stockholders at the special meeting.

The Company filed certificates of amendment to the Company’s Amended and Restated Certificate of Incorporation with the State of Delaware to effect the reverse stock split, followed immediately by the forward stock split, both effective on March 19, 2020. Copies of the certificates of amendment are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Following the effectiveness of the stock splits, the Company filed a Form 15 with the SEC certifying that it has less than 300 stockholders, which terminated the registration of the Company’s common stock under Section 12(g) of the Exchange Act.

The press release announcing the Board’s determination of the stock split ratios and deregistration of the Company’s common stock is filed as Exhibit 99.1 and is incorporated by reference herein.

For more information regarding the Company’s deregistration and delisting transaction, please refer to the definitive proxy statement on Schedule 14A filed with the SEC on November 25, 2019.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Number	Exhibit
3.1	Certificate of Amendment, filed March 19, 2020, to effect a 1-for-50 reverse stock split
3.2	Certificate of Amendment, filed March 19, 2020, to effect a 50-for-1 forward stock split
99.1	Press Release, dated March 19, 2020, issued by Parker Drilling Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: March 19, 2020	By:	/s/ Michael W. Sumruld
	Name:	Michael W. Sumruld
	Title:	Senior Vice President and Chief Financial Officer

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